DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-1


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING SEPTEMBER 25, 1998

==========================================================================================

                                                Document      Previously     Explanation
     Required attachments                       Attached      Submitted        Attached
     1.  Tax Receipts                              ( )          ( )              ( X )

     2.  Bank Statements                          ( X )         ( )               ( )

     3.  Most recently filed                       ( )         ( X )              ( )
         Income Tax Return

     4.  Most recent Annual Financial              ( )         ( X )              ( )
         Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                  Vice President Finance and
/s/ Barry Bilmes                                         Administration
---------------------------------------          ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Barry Bilmes                                                10/20/98
---------------------------------------          ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE


PREPARER:


---------------------------------------          ------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE


---------------------------------------          ------------------------------
PRINTED NAME OF PREPARER                                      DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-2

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

--------------------------------------------------------------------------------
ASSETS - SEE EXHIBIT 1                 MONTH           MONTH           MONTH
                                   ---------------------------------------------
--------------------------------------------------------------------------------
1. CASH
--------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------
3. INVENTORY
--------------------------------------------------------------------------------
4. NOTES RECEIVABLE
--------------------------------------------------------------------------------
5. PREPAID EXPENSES
--------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS
--------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT
--------------------------------------------------------------------------------
9. LESS ACCUMULATED
   DEPRECIATION/DEPLETION
--------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
    EQUIPMENT
--------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
--------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)
--------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------
14. TOTAL ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
16. TAXES PAYABLE
--------------------------------------------------------------------------------
17. NOTES PAYABLE
--------------------------------------------------------------------------------
18. PROFESSIONAL FEES
--------------------------------------------------------------------------------
19. SECURED DEBT
--------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
--------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------
23. SECURED DEBT
--------------------------------------------------------------------------------
24. PRIORITY DEBT
--------------------------------------------------------------------------------
25. UNSECURED DEBT
--------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
--------------------------------------------------------------------------------
28. TOTAL LIABILITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
--------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
--------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFECIT)
--------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-3

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

--------------------------------------------------------------------------------
REVENUES - SEE EXHIBIT 2               MONTH           MONTH           MONTH
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.  GROSS REVENUES
--------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3.  NET REVENUE
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
4.  BEGINNING INVENTORY
--------------------------------------------------------------------------------
5.  ADD:  PURCHASES
--------------------------------------------------------------------------------
6.  LESS:  ENDING INVENTORY
--------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8.  GROSS PROFIT
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION
--------------------------------------------------------------------------------
10. DIRECT LABOR/SALARIES
--------------------------------------------------------------------------------
11. PAYROLL TAXES
--------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
--------------------------------------------------------------------------------
13. INSURANCE
--------------------------------------------------------------------------------
14. DEPRECIATION/DEPLETION/AMORTIZATION
--------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
17. TOTAL OPERATING EXPENSE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
18. OPERATING INCOME
--------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------
19. OTHER INCOME (ATTACH LIST)
--------------------------------------------------------------------------------
20. OTHER EXPENSES (ATTACH LIST)
--------------------------------------------------------------------------------
21. INTEREST EXPENSE
--------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------
24. PROFESSIONAL FEES
--------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
--------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
--------------------------------------------------------------------------------
28. INCOME TAX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-4

                                                              BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                  ACCOUNT NO.:
                                                              ACCOUNT TYPE:
------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                MONTH            MONTH          MONTH
DISBURSEMENTS - SEE EXHIBIT 3          ---------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH
------------------------------------------------------------------------------------------
                                      RECEIPTS
------------------------------------------------------------------------------------------
2.  CASH SALES
------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)
------------------------------------------------------------------------------------------
4.  SALE OF ASSETS
------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS
------------------------------------------------------------------------------------------
8.  TOTAL CASH AVAILABLE
------------------------------------------------------------------------------------------
                               CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------
  CHECK
  NUMBER           DATE              PAYEE                 PURPOSE                AMOUNT
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                    TOTAL DISBURSEMENTS FROM BANK ACCOUNT
                    ----------------------------------------------------------------------
                    END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)
------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-5


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
-----------------------------------------------------------------------------------------------------------------------------------
                                       0 - 30 days old
                           --------------------------------------------------------------------------------------------------------
                                       31 - 60 days old
                           --------------------------------------------------------------------------------------------------------
                                       61 - 90 days old
                           --------------------------------------------------------------------------------------------------------
                                       91+ days old
                           --------------------------------------------------------------------------------------------------------
                                       TOTAL ACCOUNTS RECEIVABLE
                           --------------------------------------------------------------------------------------------------------
                                       AMOUNTS CONSIDERED UNCOLLECTIBLE
                           --------------------------------------------------------------------------------------------------------
                                       ACCOUNTS RECEIVABLE (NET)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
-----------------------------------------------------------------------------------------------------------------------------------
                                                             0-30           31-60              61-90               91+
                                                             DAYS            DAYS               DAYS               DAYS      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES - SEE EXHIBIT 6
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  BEGINNING       WITHHELD                   ENDING
                                                                     TAX           AND/OR       AMOUNT        TAX        DELINQUENT
                                                                  LIABILITY*      ACCRUED        PAID       LIABILITY      TAXES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING**
-----------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**
-----------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**
-----------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING
-----------------------------------------------------------------------------------------------------------------------------------
SALES
-----------------------------------------------------------------------------------------------------------------------------------
EXCISE
-----------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero. ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-6

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                        MONTH:
-----------------------------------
BANK RECONCILIATION - SEE EXHIBIT 7
                                           ACCOUNT #1         ACCOUNT #2            ACCOUNT #3
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
A.  BANK:
                                           -----------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                      TOTAL
                                           -----------------------------------------------------
C.  PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
--------------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
--------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
--------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
--------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------

-----------------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                           DATE OF              TYPE OF              PURCHASE             CURRENT
BANK ACCOUNT NAME & NUMBER                PURCHASE             INSTRUMENT             PRICE                VALUE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------

-----------------------------------
CASH

--------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS                      ACCRUAL BASIS-7

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------------
                          PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------
                           INSIDERS - SEE EXHIBIT 8
---------------------------------------------------------------------------      CUMULATIVE
                                                      TYPE OF        AMOUNT        UNPAID
           NAME                    POSITION           PAYMENT         PAID        BALANCE
-----------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                   PROFESSIONALS - SEE EXHIBIT 9

-----------------------------------------------------------------------------------------------------
                                TYPE            DATE OF COURT
                                 OF           ORDER AUTHORIZING     AMOUNT    AMOUNT    TOTAL PAID
           NAME              PROFESSIONAL          PAYMENT         APPROVED    PAID      TO DATE
-----------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
  ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------
                                             SCHEDULED           AMOUNTS
                                              MONTHLY             PAID                 TOTAL
                                             PAYMENTS            DURING                UNPAID
  NAME OF CREDITOR                              DUE               MONTH             POSTPETITION
-----------------------------------------------------------------------------------------------------

                                 THE DEBTOR MADE NO ADEQUATE PROTECTION

                                    PAYMENTS IN SEPTEMBER 1998.
-----------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS                                   ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974
------------------------------------------------------------------------------------------------------------------
  QUESTIONNAIRE                                                                                     YES     NO
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
     1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
          THIS REPORTING PERIOD?                                                                             X
------------------------------------------------------------------------------------------------------------------
     2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
          ACCOUNT?                                                                                           X
------------------------------------------------------------------------------------------------------------------
     3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?             X
------------------------------------------------------------------------------------------------------------------
     4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?             X(a)
------------------------------------------------------------------------------------------------------------------
     5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                   X(b)
------------------------------------------------------------------------------------------------------------------
     6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
------------------------------------------------------------------------------------------------------------------
     7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                       X
------------------------------------------------------------------------------------------------------------------
     8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                   X
------------------------------------------------------------------------------------------------------------------
     9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
------------------------------------------------------------------------------------------------------------------
    10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                         X
------------------------------------------------------------------------------------------------------------------
    11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                         X(c)
------------------------------------------------------------------------------------------------------------------
    12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X
------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
  EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

     (a)  The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders.  Only pre-petition payments so authorized have been made and reported in accordance with such orders.
------------------------------------------------------------------------------------------------------------------
     (b)  Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.
------------------------------------------------------------------------------------------------------------------
     (c)  Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  INSURANCE                                                                                         YES     NO
------------------------------------------------------------------------------------------------------------------
     1.   ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
          INSURANCE COVERAGES IN EFFECT?                                                             X
------------------------------------------------------------------------------------------------------------------
     2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
------------------------------------------------------------------------------------------------------------------
     3.   PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     INSURANCE POLICIES - SEE EXHIBIT 10
------------------------------------------------------------------------------------------------------------------
               TYPE OF                                                                          PAYMENT AMOUNT
               POLICY                         CARRIER               PERIOD COVERED               & FREQUENCY
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-9

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                       PERSONNEL
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                              FULL/PART TIME
-----------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                               251
-----------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                      3
-----------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                    12
-----------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                          242
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                                       CHANGE OF ADDRESS

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:__________________________

NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                           CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 25, 1998
                                   ($000'S)

Current Assets:
  Petty cash                                                        $       2
  Cash in bank                                                            950
  Accounts receivable                                                   4,468
  Inventories                                                           6,496
  Prepaid expenses and other assets                                       504
                                                                    ---------
  Current assets                                                       12,420

Plant and Equipment, net                                               12,677

Other Assets:
  Debt acquisition costs                                                1,748
  Debt restructuring costs                                                440
  Prepaid promotional expenses                                          3,079
  Other assets                                                            602
                                                                    ---------
                                                                    ---------
  Total assets                                                      $  30,966
                                                                    ---------
                                                                    ---------

Current Liabilities:
  Term loan note                                                    $  15,493
  Revolving loan                                                        2,332
  Current maturities of long term debt and capital lease                   34
  Accounts payable (pre-petition)                                       6,104
  Accounts payable (post-petition)                                     (1,281)(a)
  Accrued expenses                                                      6,697
  Accrued loss on future purchase commitments                             638
  Allowance for operating losses of discontinued segment                1,643
  Accrued restructuring expenses                                            -
                                                                    ---------
  Current liabilities                                                  31,660

Long Term Liabilities:
  Long-term debt (pre-petition)                                        12,199

Minority interests                                                         97
Shareholders' Equity:
  Common stock                                                              1
  Additional paid-in capital                                          151,693
  Accumulated deficit in earnings                                    (164,234)
  Treasury stock                                                         (450)
                                                                    ---------
  Total Shareholders Equity                                           (12,990)

                                                                    ---------
  Total Liabilities and Shareholders Equity                         $  30,966
                                                                    ---------
                                                                    ---------

NOTES:
(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

                                    Exhibit 1                       Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          CONSOLIDATED INCOME STATEMENT
                     FOR THE MONTH ENDED SEPTEMBER 25, 1998
                                    ($000'S)

                                                                             MONTH ENDED
                                                                          SEPTEMBER 25, 1998
                                                                          ------------------
Sales                                                                         $ 5,161

Cost of goods sold                                                              2,893
                                                                              -------

Gross profit                                                                    2,268

Operating expenses
        Customer                                                                  862
        Sales                                                                     234
        Distribution                                                              428
        Marketing                                                                 102
        General administrative                                                    335
        MIS administrative                                                         86
        Purchases commit. losses                                                  (50)
                                                                              -------
        Total operating expenses                                                1,997

Operating income (loss)                                                           271

Interest expense                                                                  189
Debt restructuring costs                                                          508
Other (income) expense                                                             28
                                                                              -------

Net income (loss) before reorganization expenses                                 (454)

Reorganization expenses                                                           620

                                                                              -------
Net income (loss)                                                             $(1,074)
                                                                              -------
                                                                              -------


                                    Exhibit 2                       Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                            AS OF SEPTEMBER 25, 1998
                                    ($000'S)

                              Past Due
                   -------------------------------     Total Accounts    Allowance for Returns    Net Accounts
Current            30 Days     60 Days     Over 60       Receivable         and Bad Debts          Receivable
-------            -------     -------     -------       ----------         -------------          ----------
$ 4,160             $ 499       $ 273       $ 577          $ 5,509            $ (1,041)              $ 4,468


                                    Exhibit 4                        Page 1 of 1

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                            AS OF SEPTEMBER 25, 1998
                                    ($ 000'S)

                                                      TOTAL
                                                    ACCOUNTS
0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS    PAYABLE
---------    ----------    ----------    --------    -------
$ (1,281)     $   -          $   -        $   -      $ (1,281) (a)

 NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

                                    Exhibit 5                        Page 1 of 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS

                            AS OF SEPTEMBER 25, 1998
                                    ($000'S)

                                                   AMOUNT
                                 BEGINNING       WITHHELD OR     AMOUNT    ENDING TAX     DELINQUENT
                               TAX LIABILITY       ACCRUED        PAID      LIABILITY       TAXES
                               -------------       -------        ----      ---------       -----
FEDERAL
Withholding (a)                   $ 41.0            $ 76.5       $ 41.0      $ 76.5          $ -
Unemployment (a)                     0.1               0.2          0.2         0.2            -
                               ---------------------------------------------------------------------

  TOTAL FEDERAL                     41.1              76.7         41.2        76.7            -

STATE
Withholding (a)                      2.1               2.9          2.0         3.0            -
Unemployment (a)                    (0.5)              0.8          0.6        (0.2)           -
Income                               3.1                 -            -         3.1            -
Property                           194.6              29.7          3.4       221.0            -
Sales                               50.9               5.3            -        56.2            -
Franchise (b)                       52.9              12.0         11.7        53.2            -
                               ---------------------------------------------------------------------

  TOTAL STATE AND LOCAL            303.3              50.8         17.7       336.3            -

                               ---------------------------------------------------------------------
  TOTAL TAXES                     $344.4            $127.5       $ 58.9      $413.0          $ -
                               ---------------------------------------------------------------------
                               ---------------------------------------------------------------------

NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                    Exhibit 6                        Page 1 of 1

                          BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                              BANK RECONCILIATION
                                           AS OF SEPTEMBER 25, 1998
                                                     ($000's)

                                         ------------------------------------------------------------------------------
                                            ACCOUNT #1     ACCOUNT #2     ACCOUNT #3    ACCOUNT #4      ACCOUNT #5
                                         ------------------------------------------------------------------------------
A.  BANK:                                      FUNB           FUNB            FUNB          FUNB           FUNB
                                         ------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                        2000000482626  2079900003505  2155300194336  2090000011463  2090000011450
                                         ------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                        DEPOSITORY      CHECKING       PAYROLL      DEPOSITORY      DEPOSITORY
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT             $  1,156.4      $  183.7       $  79.1      $     20.3      $     16.1
-----------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED              0.0           0.0           0.0             0.0             0.0
-----------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                  0.0        (492.8)        (26.0)            0.0             0.0
-----------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)       (28.9)         36.1           0.2             0.0             0.0
-----------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS            $  1,127.5      $ (273.0)      $  53.3      $     20.3      $     16.1
-----------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                              88445          8580
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                             ACCOUNT #6
-----------------------------------------------------------------------
A.  BANK:                                       FUNB
                          ---------------------------------------------
B.  ACCOUNT NUMBER:                         2090000802410    TOTAL
                          ---------------------------------------------
C.  PURPOSE (TYPE):                           CHECKING
-----------------------------------------------------------------------
-----------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                $    4.2      $ 1,459.7
-----------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED               2.0            2.0
-----------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                  (0.5)        (519.3)
-----------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)          0.0            7.4
-----------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS               $    5.7      $   949.9
-----------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------

NOTES:

FUNB - First Union National Bank


                                   Exhibit 7

                    BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                  DISTRIBUTION TO INSIDERS
                                      SEPTEMBER 1998

                                                                     Other                               Total
                               Salary (a)    Bonus     Severance   Expense (b)    Auto      401(K)     Payments
                               ----------    -----     ----------  -----------    ----      ------     --------
DIRECTORS:
Aburdene, Elias                 $      -     $   -     $       -    $      -    $     -    $    -      $      -
Bolduc, J.P.                           -         -             -           -          -         -             -
Moore, James                           -         -             -           -          -         -             -
Rudy, Ray                              -         -             -           -          -         -             -

OFFICERS:
Breen, Donald                     19,385         -             -         728        612       192        20,917
Bilmes, Barry                      9,738         -             -           -          -       144         9,882
Olson, Terry (c)                  14,754         -             -         114          -       110        14,978
Pennington, Linda                  8,144         -             -           -        400         -         8,544
Davis, Eric                        7,037         -             -           -          -        87         7,124

Brownstein, Hyatt, Farber
  & Strickland P.C.                    -         -             -           -          -         -             -

Schoonover, Randy                  1,846         -             -           -          -       277         2,123
                               --------------------------------------------------------------------------------
                                $ 60,904     $   -     $       -    $    842    $ 1,012    $  810      $ 63,568
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------

NOTES:
(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental dealth and dismemberment and basic long-term disability.
(b)  Meals, travel expenses, etc.
(c)  Voluntarily terminated employment after commencement of Chapter 11 case.


                                   Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                             PAYMENTS TO PROFESSIONALS
                                  SEPTEMBER 1998


         The Debtor made no payments to professionals in September 1998.





















                                   Exhibit 9

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                INSURANCE POLICIES
                             AS OF SEPTEMBER 25, 1998

      TYPE OF POLICY                TERM                  CARRIER                PAYMENTS        FREQUENCY
      --------------                ----                  -------                --------        ---------
Package                        7/1/98-6/30/99        Royal & Sun Alliance        $ 158,445        Monthly

TX Auto                        7/1/98-6/30/99        Royal & Sun Alliance        $  19,166        Monthly

Foreign Liability              7/1/98-6/30/99        Royal & Sun Alliance        $   2,500        Monthly

Workers' Compensation          7/1/98-6/30/99        Royal & Sun Alliance        $ 199,875        Monthly

CA Worker's Compensation       7/1/98-6/30/99        Royal & Sun Alliance        $  24,673        Monthly

Umbrella - $10 million         7/1/98-6/30/99        Royal & Sun Alliance        $  20,042        Monthly

Umbrella - $15 million         7/1/98-6/30/99        Royal & Sun Alliance        $  15,500        Annually

Directors and Offficers        2/25/98-2/25/99       National Union              $ 120,000        Annually


                                   Exhibit 10